UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): May 6, 2021

VIVINT SMART HOME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, UT 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Staff Statement”). The Staff Statement addresses certain accounting and reporting considerations related to the accounting for warrants issued by SPACs. Vivint Smart Home, Inc. (the “Company”) considered the Staff Statement and on May 6, 2021, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), after consultation with management, determined that the consolidated financial statements and related notes for the fiscal year ended December 31, 2020 included in the Company’s Annual Report on Form 10-K, filed with the SEC on February 26, 2021 (the “Original Form 10-K”), and the condensed consolidated financial statements and related notes included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 (the “Affected Periods”) should no longer be relied upon. Similarly, any description of the financial results for the Affected Periods that are disclosed in any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company should no longer be relied upon.

Background of the Restatement

The Staff Statement addressed certain accounting implications related to warrants issued by SPACs. The Staff Statement referenced Accounting Standard Codification 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40”), which states that warrant instruments that do not meet certain criteria to be considered indexed to an entity’s own stock shall be initially classified as derivative liabilities at their estimated fair values. In periods subsequent to issuance, changes in the estimated fair value of the derivative instrument should be reported as gains or losses in the consolidated statement of operations.

Management evaluated the impact of the Staff Statement on the financial statements for the Affected Periods. The views expressed in the Staff Statement were not consistent with the Company’s historical interpretation of the specific provisions within its warrant agreement and the Company’s application of ASC 815-40 to the warrant agreements, which had caused the Company to initially classify its warrants as equity in the Company’s consolidated financial statements. The Company reassessed its accounting for its warrants, in light of the SEC Staff’s published views. Based on this assessment, the Audit Committee, together with management, determined that the financial statements for the Affected Periods should be restated to classify the warrants as a liability, with subsequent changes in fair value recorded in the Company’s statement of operations as non-cash gain or loss in each Affected Period.

As a result of the restatement, the Company expects to recognize approximately $100 million - $120 million in incremental non-operating expense for the fiscal year ended December 31, 2020, thereby increasing the Company’s net loss by approximately $100 million - $120 million. This estimate is preliminary and subject to change as management completes the restatement. The Company’s independent registered public accounting firm has not audited or reviewed this estimate. An audit of the annual financial statements and/or review of quarterly financial statements could result in material changes to this estimate. Further details and remediation plans will be included in the Company’s Form 10-K/A (as defined below).

The Company anticipates that the incremental non-cash non-operating income related to its warrants will be approximately $23 million - $35 million for the three months ended March 31, 2021, thereby decreasing the Company’s net loss by approximately $23 million - $35 million. This estimate is preliminary and subject to change as management completes its quarterly closing process. The Company’s independent registered public accounting firm has not reviewed this estimate. The completion and review of the Company’s quarterly review procedures could result in material changes to this estimate.

In connection with the restatement, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of December 31, 2020. Management has concluded that the Company’s disclosure controls and procedures and internal controls over financial reporting were not effective as of December 31, 2020, due to a material weakness in the internal control over financial reporting related to the accounting for complex accounting instruments.

The Company intends to promptly file an amendment to the Original Form 10-K (the “Form 10-K/A”) containing restated financial statements for the year ended December 31, 2020. The relevant unaudited interim financial information for each of the quarters ended during the year ended December 31, 2020 will also be restated in the Form 10-K/A.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Corporate History and Background

The Company was originally known as Mosaic Acquisition Corp., (“Mosaic”) a special purpose acquisition company, which completed its initial public offering in October 2017. On January 17, 2020, Mosaic consummated the merger (the “Merger”) of its wholly-owned subsidiary with and into Vivint Smart Home, Inc. (“Legacy Vivint Smart Home”). In connection with the closing of the Merger, Mosaic changed its name to Vivint Smart Home, Inc. Legacy Vivint Smart Home is considered the Company’s accounting predecessor. Prior to the Merger, Mosaic issued approximately 11.5 million public warrants and 5.9 million private placement warrants, which were assumed by the Company as part of the Merger.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words and phrases such as “will”, “may”, “should”, “future”, “promptly”, “expect”, “estimate”, “anticipate,” “intends”, “plans”, “subject to”, and “change” and other similar expressions that predict or indicate future events or trends or that are not statements of historical fact. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the restatement and the Company’s estimate of the impact of the reclassification of its warrants on its results of operations for the quarterly period ended March 31, 2021. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Shawn J. Lindquist
Name: Shawn J. Lindquist
Title: Chief Legal Officer and Secretary

Date: May 6, 2021